Exhibit 10.1

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP

7600 Wisconsin Avenue, 11th Floor

Bethesda, Maryland 20814

Dated as of January 27, 2012

KeyBank National Association,

as Administrative Agent

127 Public Square

Cleveland, OH 44114

Attention: John C. Scott

Re: Amendment No. 1 to Term Loan Agreement

Ladies and Gentlemen:

We refer to the Term Loan Agreement dated as of July 18, 2011 (as amended, restated, supplemented or otherwise modified and in effect from time to time, and together with all joinders thereto, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (“FPLP”), its Subsidiaries party hereto (collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which are parties thereto (individually, a “Lender” and collectively, the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”) and certain other parties. Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.

We have requested that the Lenders amend the Credit Agreement to raise the amount by which the Total Commitment may increase pursuant to §2.8 of the Credit Agreement from $250,000,000 to $300,000,000, and you have advised us that the Lenders are prepared and would be pleased to amend the Credit Agreement as set forth herein.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

Effective as of the date hereof (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article II of this Amendment, the Credit Agreement is hereby amended in each of the following respects:

1. Definition of Total Commitment. The definition of “Total Commitment” in §1.1 of the Credit Agreement is amended by deleting “$250,000,000” where it appears therein and replacing it with “$300,000,000”.

2. Increase in Total Commitment. §2.8.1 of the Credit Agreement is amended (a) by deleting “$100,000,000” where it appears therein and replacing it with “$125,000,000” and (b) by deleting “$250,000,000” where it appears therein and replacing it with “$300,000,000”.

3. Opinion of Counsel. §2.8 of the Credit Agreement is amended by moving the current §2.8.6 to §2.8.7 and adding a new §2.8.6 which shall read as follows: “Opinion of Counsel. The Borrower shall, as a condition precedent to any Accordion Advance, deliver favorable opinions of counsel to the Borrower and Guarantor, in form and substance reasonably acceptable to the Agent, but in any event consistent with the opinions of counsel delivered pursuant to that certain Commitment Increase Agreement dated as of December 29, 2011. Any such opinions of counsel delivered in connection with an Accordion Advance the effect of which is to increase the Total Commitment above $250,000,000 shall include such opinions with respect to Amendment No. 1 to this Agreement dated as of January 27, 2012.”

ARTICLE II

CONDITIONS PRECEDENT TO AMENDMENT AND CONSENT

The Lenders’ agreement herein to amend the Credit Agreement and provide the consents hereunder as of the Amendment Date is subject to the fulfillment to the satisfaction of the Agent of the following conditions precedent on or prior to such date:

1. Each of the Borrowers shall have executed and delivered (or caused to be delivered) to the Agent a counterpart of this Amendment, which shall be in form and substance satisfactory to the Lenders;

2. First Potomac Realty Trust (the “Trust”) and each Subsidiary Guarantor (collectively with the Trust, the “Guarantor”) shall have acknowledged and consented to the provisions of this Amendment and reaffirmed the Guaranty or the Subsidiary Guaranty, as applicable;

3. The Agent and each of the Lenders shall have executed this Amendment;

4. The representations and warranties of the Borrowers and the Guarantor set forth herein shall be true and correct;

5. The Trust shall have delivered a certificate, in form and substance acceptable to the Agent, dated as of the date hereof signed by a duly authorized officer of the Trust on behalf of itself, the Borrowers and the Subsidiary Guarantors (i) certifying and attaching the resolutions adopted by its board of directors or trustees authorizing this Amendment and evidencing the due authorization, execution and delivery of this Amendment, (ii) certifying that the Organizational Documents of each Borrower and Guarantor have not been amended, modified or rescinded since the Closing Date and remain in full force and effect as of the date hereof, (iii) certifying that each Borrower and Guarantor is duly formed, validly existing and in good standing under the laws of such entity’s organization, and that there is no pending or to such officer’s knowledge, threatened proceeding for dissolution, liquidation or other similar matter with respect to any Borrower or Guarantor, (iv) certifying that, before and immediately after giving effect to this Amendment, (A) the representations and warranties contained in Section 7 of the Credit Agreement and in the other Loan Documents are true and correct on and as of the Amendment Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Section 7.4 shall be deemed to refer to the most recent

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statements furnished pursuant to Section 8.4 of the Credit Agreement, (B) that there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or properties of the Trust or FPLP or, taken as a whole, the Potomac Group since the date of the financial statements most recently delivered to the Agent pursuant to the Credit Agreement, and (C) no Default or Event of Default exists; and

6. In consideration of the amendments contained herein and subject to and in accordance with §17(a) of the Credit Agreement, the Borrower shall have paid all reasonable and documented out-of-pocket fees incurred by the Agent in connection with this Amendment, including the reasonable and invoiced out-of-pocket fees, charges and disbursements of the Agent’s outside counsel in connection with the preparation hereof, or satisfactory arrangements therefor shall have been made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Borrowers and the Guarantor hereby represents and warrants to you as follows:

1. Representations and Warranties. The representations and warranties made by or on behalf of the Borrowers, the Trust or any of their respective Subsidiaries in Section 7 of the Credit Agreement or in any other Loan Document are true and correct as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date. For purposes of this paragraph 1., the representations and warranties contained in Section 7.4 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 8.4 of the Credit Agreement.

2. No Defaults or Events of Default. Both before and immediately after giving effect to this Amendment, no Default or Event of Default under (and as defined in) the Credit Agreement has occurred and is continuing.

3. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or properties of the Trust or FPLP or, taken as a whole, the Potomac Group since the date of the financial statements most recently delivered to the Administrative Agent pursuant to the Credit Agreement

4. Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to you by each of the Borrowers and the Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and the Guarantor contained herein and therein constitute the legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with their respective terms.

5. No Implied Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or the Lenders to grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

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ARTICLE IV

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrowers and the Guarantor hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable.

WITHOUT LIMITING SECTION 23 OF THE CREDIT AGREEMENT, THIS AMENDMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWER, TRUST AND THEIR SUBSIDIARIES AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY COURT IN THE STATE OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN NEW YORK AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER, THE TRUST OR THEIR SUBSIDIARIES BY MAIL AT THE ADDRESS SPECIFIED IN §21 OF THE CREDIT AGREEMENT. THE BORROWER, THE TRUST AND THEIR SUBSIDIARIES HEREBY WAIVE ANY OBJECTION THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

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If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours,

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership

By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

	By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Chief Financial Officer and Executive Vice President

1400 CAVALIER, LLC, a Delaware limited liability company

1441 CROSSWAYS BLVD., LLC, a Virginia limited liability company

AIRPARK PLACE, LLC, a Delaware limited liability company

FP AMMENDALE COMMERCE CENTER, LLC, a Maryland limited liability company

AQUIA TWO, LLC, a Delaware limited liability company

CROSSWAYS II LLC, a Delaware limited liability company

FPR HOLDINGS LIMITED PARTNERSHIP, a Delaware limited liability partnership

FP DAVIS DRIVE LOT 5, LLC, a Virginia limited liability company

FP PROPERTIES, LLC, a Delaware limited liability company

FP DIAMOND HILL, LLC, a Delaware limited liability company

FP CAMPOSTELLA ROAD, LLC, a Delaware limited liability company

GATEWAY HAMPTON ROADS, LLC, a Virginia limited liability company

FP GATEWAY 270, LLC, a New Jersey limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

	By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Chief Financial Officer and
Executive Vice President

[signatures continued on next page]

[Signature Page to Amendment No. 1 to Term Loan Agreement]

GATEWAY MANASSAS II, LLC, a Delaware limited liability company

FP 2550 ELLSMERE AVENUE, LLC, a Virginia limited liability company

FP GATEWAY WEST II, LLC, a Maryland limited liability company

FP GOLDENROD LANE, LLC, a Maryland limited liability company

FP GREENBRIER CIRCLE, LLC, a Virginia limited liability company

GTC I SECOND LLC, a Virginia limited liability company

FP HANOVER AB, LLC, a Virginia limited liability company

HERNDON CORPORATE CENTER, LLC, a Delaware limited liability company

LINDEN II, LLC, a Delaware limited liability company

LUCAS WAY HAMPTON, LLC, a Virginia limited liability company

FP PARK CENTRAL V, LLC, a Virginia limited liability company

FP PATRICK CENTER, LLC, a Maryland limited liability company

FP PINE GLEN, LLC, a Virginia limited liability company

RESTON BUSINESS CAMPUS, LLC, a Delaware limited liability company

FP RIVERS BEND, LLC, a Virginia limited liability company

FP 500 & 600 HP WAY, LLC, a Virginia limited liability company

FP 1408 STEPHANIE WAY, LLC, a Virginia limited liability company

FP STERLING PARK I, LLC, a Virginia limited liability company

FP STERLING PARK 6, LLC, a Virginia limited liability company

FP STERLING PARK 7, LLC, a Virginia limited liability company

FP STERLING PARK LAND, LLC, a Virginia limited liability company

VIRGINIA CENTER, LLC, a Delaware limited liability company

FP WEST PARK, LLC, a Maryland limited liability company

FP CRONRIDGE DRIVE, LLC, a Maryland limited liability company

FP GIRARD BUSINESS CENTER, LLC, a Maryland limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

	By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Chief Financial Officer and
Executive Vice President

[signatures continued on next page]

[Signature Page to Amendment No. 1 to Term Loan Agreement]

FP GIRARD PLACE, LLC, a Maryland limited liability company

TECHCOURT, LLC, a Virginia limited liability company

FP PARK CENTRAL I, LLC, a Virginia limited liability company

FP TRIANGLE, LLC, a Maryland limited liability company

FP 1211 CONNECTICUT AVENUE, LLC, a Delaware limited liability company

4212 TECHCOURT, LLC, a Virginia limited liability company

FP 440 1ST STREET, LLC, a Delaware limited liability company

FP ATLANTIC CORPORATE PARK, LLC, a Virginia limited liability company

FP 3 FLINT HILL, LLC, a Virginia limited liability company

FP PARK CENTRAL II, LLC, a Virginia limited liability company

INTERSTATE PLAZA HOLDING LLC, a Delaware limited liability company

ENTERPRISE CENTER I, LLC, a Delaware limited liability company

FP REDLAND TECHNOLOGY CENTER LP, a Delaware limited partnership

FP ASHBURN, LLC, a Virginia limited liability company

FP GREENBRIER TOWERS, LLC, a Virginia limited liability company

403 & 405 GLENN DRIVE, LLC, a Virginia limited liability company

AP INDIAN CREEK, LLC, a Delaware limited liability company

INDIAN CREEK INVESTORS, LLC, a Maryland limited liability company

FP NAVISTAR INVESTORS, LLC, a Maryland limited liability company

NORFOLK COMMERCE PARK LLC, a Delaware limited liability company

WINDSOR AT BATTLEFIELD, LLC, a Delaware limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities

	By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

		By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Chief Financial Officer and
Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

CONSENT OF GUARANTOR

FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Credit Agreement) pursuant to that certain Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of July 18, 2011 (as amended, supplemented, modified and in effect from time to time, the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement and the other Loan Documents as amended and supplemented hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR:

FIRST POTOMAC REALTY TRUST

By:	/s/ Barry Bass
Barry Bass, Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Term Loan Agreement]

CONSENT OF SUBSIDIARY GUARANTORS

The undersigned Subsidiary Guarantors (collectively, the “Subsidiary Guarantors”) have guaranteed the Obligations (as defined in the Credit Agreement) pursuant to that certain Subsidiary Guaranty by certain of the Subsidiary Guarantors in favor of the Lenders and the Agent, dated as of July 18, 2011 (as amended, supplemented, modified and in effect from time to time, and together with all joinders thereto, the “Guaranty”). By executing this consent, the Subsidiary Guarantors hereby absolutely and unconditionally reaffirm to the Agent and the Lenders that the Subsidiary Guarantors’ Guaranty remains in full force and effect. In addition, the Subsidiary Guarantors hereby acknowledge and agree to the terms and conditions of this Amendment and the Credit Agreement and the other Loan Documents as amended and supplemented hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

SUBSIDIARY GUARANTORS:

FP REDLAND GP, LLC, a Delaware limited liability company
FP REDLAND, LLC, a Delaware limited liability company
FP AIRPARK AB, LLC, a Virginia limited liability company
FP 535 INDEPENDENCE PARKWAY, LLC, a Virginia limited liability company
FP CANDLEWOOD, LLC, a Maryland limited liability company
FP CHESTERFIELD ABEF, LLC, a Virginia limited liability company
FP CHESTERFIELD CDGH, LLC, a Virginia limited liability company
FP CLOVERLEAF, LLC, a Maryland limited liability company
FP HANOVER C, LLC, a Virginia limited liability company
FP HANOVER D, LLC, a Virginia limited liability company
FP PROSPERITY, LLC, a Virginia limited liability company
AQUIA ONE, LLC, a Delaware limited liability company
FP GATEWAY CENTER, LLC, a Maryland limited liability company
GLENN DALE BUSINESS CENTER, L.L.C., a Maryland limited liability company
INTERSTATE PLAZA OPERATING LLC, a Delaware limited liability company
FP PROPERTIES II, LLC, a Maryland limited liability company

By:	First Potomac Realty Investment Limited Partnership, a Delaware limited partnership, in its capacity as sole member, sole general partner or the direct or indirect holder of all ownership interests in the sole member or sole general partner of each of the above-listed entities.

By:	First Potomac Realty Trust, a Maryland real estate investment trust, its sole general partner

By:	/s/ Barry H. Bass
Name: Barry H. Bass
Title: Chief Financial Officer and Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

ACCEPTED AND AGREED AS

OF THE 27th DAY OF

JANUARY, 2012:

KEYBANK NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ John C. Scott
Name: John C. Scott
Title: Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

WELLS FARGO BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott S. Solis
Name: Scott S. Solis
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Benjamin P. Adams
Name: Benjamin P. Adams
Title: Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By:	/s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]

BANK OF MONTREAL, as a Lender

By:	/s/ Aaron Lanski
Name: Aaron Lanski
Title: Managing Director

[Signature Page to Amendment No. 1 to Term Loan Agreement]

RAYMOND JAMES BANK, FSB, as Lender

By:	/s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Term Loan Agreement]